February 9, 2024

OAK HARVEST LONG/SHORT HEDGED EQUITY FUND

Institutional Shares (OHFGX)

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Statement of Additional Information (“SAI”)

Dated December 15, 2023

Effective January 25, 2024, Mr. David James resigned as an Interested Trustee of the Trust. Accordingly, all references to Mr. James in the Trustees and Officers section of the Oak Harvest Long/Short Hedged Equity Fund’s (the “Fund”) SAI are deleted.

In addition, the Custodian named in the section titled “Custodian” on page 43 of the Fund’s SAI is updated as follows:

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH” or “Custodian”) is custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps the Fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody, subject to minimum annual fees per account. The Custodian also receives asset-based administration and safekeeping fees for securities custodied outside the U.S. as well as various transaction-based fees.

Further Information

For further information, please contact the Fund toll-free at 1-833-549-4121. You may also obtain additional copies of the Oak Harvest Long/Short Hedged Equity Fund’s Prospectus and SAI, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.oakharvestfunds.com.

Investors should retain this Supplement for future reference.

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